UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported) August 25, 2004
                                                ----------------

                   Carey Institutional Properties Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

         0-20016                                           13-3602400
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(Commission File Number)                       (IRS Employer Identification No.)


   50 Rockefeller Plaza, New York, NY                                    10020
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(Address of Principal Executive Offices)                              (Zip Code)

                                  212-492-1100
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Digi Reports Fiscal 2003 Third Quater Results - Page 2

                            Section 8 - Other Events

Item 8.01. Other Events

On August 25, 2004, the Registrant, through a press release issued by its advisor, W. P. Carey & Co. LLC, announced that its shareholders and the shareholders of Corporate Property Associates 15 Incorporated ("CPA:15(R)") approved the merger of the two companies, whereby CPA:15 acquired the Registrant. Attached hereto and incorporated herein by reference as Exhibit 99.1 is the press release regarding the shareholder action.

                  Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Index
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Exhibit No.                            Exhibit
-----------                            -------
 99.1                               Press Release


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Digi Reports Fiscal 2003 Third Quater Results - Page 3


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CAREY INSTITUTIONAL PROPERTIES INCORPORATED



                                 By: /s/ Gordon F. DuGan
                                     -------------------
                                     Gordon F. DuGan, Co-Chief Executive Officer


Date:  August 25, 2004